US SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8 - K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED):  MARCH  30,  2001


                          MEASUREMENT SPECIALTIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             NEW  JERSEY                   1-11906               22-2378738
 --------------------------------  ------------------------  -------------------
 (STATE  OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)   (IRS  EMPLOYER
 INCORPORATION  OR  ORGANIZATION)                            IDENTIFICATION NO.)




                 80 LITTLE FALLS ROAD, FAIRFIELD, NEW JERSEY 07004
       -------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  (973) 808-1819
                                ------------------
                           (ISSUER'S TELEPHONE NUMBER)


    (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                     REPORT)



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ITEM  5.  OTHER  EVENTS

     On March 30, 2001, Measurement Specialties, Inc. issued a press release announcing the signing of a letter of intent to purchase all the outstanding stock of Terraillon Holdings Limited. The press release is attached as Exhibit 01 to this Form 8-K.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

         (c)   Exhibits.

                    Exhibit 01 Measurement Specialties, Inc. Press Release issued March 30, 2001.



                                   SIGNATURES


In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           MEASUREMENT  SPECIALTIES,  INC.
                                           (Registrant)




                                          /s/  Kirk  J.  Dischino
                                          ------------------------
Date:  March  30,  2001                   Kirk  J.  Dischino
                                          Chief  Financial  Officer

EXHIBIT  01.

                                [GRAPHIC OMITED]

                                   MEASUREMENT
                                   SPECIALTIES


Contact:  Joseph  R.  Mallon,  Jr.,  CEO
          Kirk  J.  Dischino,  CFO
          973  808-1819

          Boutcher & Boutcher, Investor relations
          Aimee  Boutcher
          973  239-2878

          FOR  IMMEDIATE  RELEASE

   MEASUREMENT SPECIALTIES ANNOUNCES PROPOSED ACQUISITION OF TERRAILLON HOLDINGS
                                     LIMITED

     Fairfield, NJ, March 30, 2001 - Measurement Specialties, Inc. (AMEX: MSS) today announced signing a letter of intent to purchase all the outstanding stock of Terraillon Holdings Limited, a European manufacturer of consumer bathroom and kitchen scales that it markets under the brand names Terraillon worldwide and Hanson outside the United States. Terraillon has a significant share of the consumer scale market in France, with additional substantial sales in other countries in Europe, and worldwide.

     Terraillon would be acquired for $17.0 million consisting of $10.2 million in cash and $6.8 million in shares of Measurement Specialties' common stock. Additionally, Measurement Specialties will assume up to $4 million of Terraillon's debt.

     Joseph R. Mallon, Jr., Chairman and Chief Executive Officer commented, "The proposed acquisition is consistent with our strategy of expanding our international sales. We already have a significant market presence in Germany, Italy, and the United Kingdom with our OEM partners. We believe that Terraillon will allow us to build on our growing sales in Europe, and enable us to better service our customers."

     Mr. Mallon continued on to say "We expect the acquisition to result in mutual benefits including expanded and complementary product offerings, expanded distribution channels and markets, enhanced sales, and new consumer product technology. Terraillon's strong brand name, distribution network, management, and products will be significant assets. We believe that our acquisition of Terraillon could result in significant cost savings and increased profitability by taking advantage of our global sourcing and low-cost manufacturing."

     For the calendar year ended December 31, 2000, Terraillon reported sales of approximately 30 million Irish Punts (approximately $35 million). Terraillon also reported it was profitable for that year.

     Terraillon's financial statements are prepared in accordance with international generally accepted accounting and auditing standards. These standards may differ from generally accepted accounting and auditing standards in the United States and could result in material differences. As a condition to entering into definitive agreements, Terraillon must provide Measurement Specialties with audited financial statements in a form acceptable for filing with the Securities and Exchange Commission. In addition, completion of the Terraillon acquisition is subject to the execution of a definitive acquisition agreement and satisfaction of conditions to closing, including Measurement Specialties successful completion of legal, financial, and business due diligence, obtaining acceptable financing, and necessary Board, regulatory, and bank approvals.

     There can be no assurance at this time that the contingencies to the Terraillon acquisition can be satisfied.

     Measurement Specialties (AMEX: MSS), is a leading designer and manufacturer of sensors and sensor-based consumer products. Measurement Specialties produces a wide variety of sensors that use advanced technologies to measure precise ranges of physical characteristics, including pressure, motion, force, displacement, angle, flow, and distance. The Company's uses multiple advanced technologies, including piezoresistive applications, application specific integrated circuits (ASICs), micro-electromechanical systems (MEMS), piezoploymers, and strain gages to allow their sensors to operate precisely and cost effectively.

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward looking statements may be identified by such words or phases as "will likely result", "are expected to", "will continue", "is anticipated", "estimated", "projected", "may", or similar expressions. The forward-looking statements above involve a number of risks and uncertainties. Factors that might cause actual results to differ materially include: conditions in the general economy and in the markets served by the Company; competitive factors, such as price pressures and the potential emergence of rival technologies; interruptions of suppliers' operations affecting availability of component materials at reasonable prices; timely development and market acceptance, and warranty performance of new products; success in identifying, successfully completing, financing, and integrating proposed acquisition candidates; changes in product mix, costs and yields, fluctuations in foreign currency exchange rates; uncertainties related to doing business in Hong Kong and China; and the risk factors listed from time to time in the Company's SEC reports. The Company is involved in an announced active acquisition program. Forward looking statements do not include the impact other of acquisitions, which could affect results in the near term. Actual results may differ materially. The Company assumes no obligation to update the information in this issue.

Conference  Call

A conference call reviewing the acquisition will be held Monday, April 2, 2001 beginning at 2:00 PM (Eastern Daylight Time). To participate please dial 1 (800) 553-0288 prior to start time. International callers should dial (612) 288-0337.


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